Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
10.	Subsequent Events (unaudited)
PAE Business Combination
As described in Note 1, the Company completed the PAE Business Combination on February 10, 2020, following stockholder approval. The following unaudited pro forma results of operations and earnings per share for the years ended December 31, 2019 and 2018 assume the PAE Business Combination was completed on
January 1
, 2018
. The pro forma results include adjustments to reflect the removal of transaction-related costs, interest earned on proceeds deposited in the Trust Account and the reduction in interest expenses due to debt paydown.

	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
Revenue	$2,763,334	$2,607,622
Income from operations	74,682	80,540
Net income before income taxes	6,231	12,917
Net (loss) income	(795)	4,596
(Loss) Earnings per share – basic and diluted	$(0.01)	$0.02